Virtus Newfleet Short Duration High Income Fund (the “Fund”),

a series of Virtus Strategy Trust

Supplement dated September 8, 2025 to the

Virtus Strategy Trust Statutory Prospectus applicable to the Fund (the “Prospectus”)

dated January 28, 2025, as supplemented

Important Notice to Investors

Effective October 1, 2025, the Fund will change its dividend distribution frequency to monthly (declared daily).

As a result, in the “Tax Status of Distributions” section of the Prospectus, the row for the Fund in the table on page 75 will be replaced with the following:

Fund	Dividend Paid
Virtus Newfleet Short Duration High Income Fund	Monthly (Declared Daily)

Investors should retain this supplement with the Prospectus for future reference.

VST 8060 Newfleet SDHI Distribution Frequency Change (9/2025)